UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2022

Achari Ventures Holdings Corp. I

(Exact name of registrant as specified in its charter)

Delaware	001-40906	86-1671207
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Walnut Avenue, Suite 400

Clark, NJ 07066

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (732) 340-0700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, par value $0.0001 per share, and one Redeemable Warrant	AVHIU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	AVHI	The Nasdaq Stock Market LLC
Redeemable Warrants	AVHIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On December 22, 2022, Achari Ventures Holdings Corp. I (the “Company,” “Achari,” “we,” “us” or “our”) reconvened a special meeting of the Company’s shareholders (the “Special Meeting”), which had initially been adjourned on December 19, 2022. At the reconvened Special Meeting, the Company’s shareholders approved (i) an amendment (the “Charter Amendment Proposal”) to the Company’s second amended and restated certificate of incorporation (the “Amended Certificate of Incorporation”), which amended an option included in the Company’s existing amended certificate of incorporation, and which had provided the Company the ability to extend the deadline by which the Company must consummate a business combination by up to three months, or from January 19, 2023 to April 19, 2023, to instead provide for an extension to consummate a business combination by up to six months, or from January 19, 2023 to July 19, 2023 (the “Amended Extended Date”) and (ii) an amendment (the “Trust Amendment Proposal ”) to the Company’s Investment Management Trust Agreement (the “Amended Trust Agreement”) to provide that the Company may extend the time period to complete a business combination up to and until the Amended Extended Date on a monthly basis, by, at the Company’s option, depositing into the Company’s trust account the lesser of (x) $100,000 and (y) $0.05 for each share of the Company’s common stock which remains outstanding as of the date of such monthly deposit (the “Monthly Extension Option”). The Monthly Extension Option is exercisable by the Company in six single-month increments.

The Company entered into the Amended Trust Agreement on December 22, 2022 with Continental Stock Transfer & Trust Company. The Amended Certificate of Incorporation will be deemed effective as of December 22, 2022 and will be promptly filed with the Delaware Secretary of State.

The foregoing descriptions of the (i) Charter Amendment Proposal and the Amended Certificate of Incorporation and (ii) the Trust Amendment Proposal and the Amended Trust Agreement, do not purport to be complete, and are qualified in their entirety by the descriptions included in the Company’s definitive proxy statement regarding the Special Meeting, filed by the Company with the Securities and Exchange Commission on November 25, 2022, as amended to date, and in particular by the Amended Certificate of Incorporation and Amended Trust Agreement, each filed hereto as Exhibit 3.1 and 10.1, respectively, and incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

To the extent applicable, the contents of Item 8.01 are incorporated into this Item 5.03 by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 22, 2022, the Company reconvened and held the Special Meeting which had initially been adjourned on December 19, 2022. On November 26, 2022, the record date for the Special Meeting, there were 12,500,000 shares of common stock issued and outstanding and entitled to be voted at the Special Meeting, 92.40% of which were represented in person or by proxy at the Special Meeting, which constituted a quorum.

The final results for each of the matters submitted to a vote of the Company’s stockholders at the Special Meeting were as follows:

Proposal No. 1—Charter Amendment Proposal

Stockholders approved the Charter Amendment Proposal. Passage of the Charter Amendment Proposal required approval by the affirmative vote of at least 65% of the Company’s outstanding shares of common stock. The voting results were as follows:

FOR	AGAINST	ABSTAIN
11,427,181	133,113	0

Proposal No. 2—Trust Amendment Proposal

Stockholders approved the Trust Amendment Proposal. Passage of the Trust Amendment Proposal required approval by the affirmative vote of at least 65% of the Company’s outstanding shares of common stock. The voting results were as follows:

FOR	AGAINST	ABSTAIN
11,427,181	133,113	0

Proposal No. 3—Adjournment Proposal

Stockholders approved a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there were insufficient votes, or in certain other circumstances. Passage of the proposal to adjourn the Special Meeting required a majority of the Company’s outstanding shares of common stock. The voting results were as follows:

FOR	AGAINST	ABSTAIN
11,421,103	139,191	0

Although this proposal received sufficient votes to be approved, the adjournment proposal was not presented for adoption and no motion to adjourn was made because the adjournment of the Special Meeting was determined not to be necessary given the passage of the Charter Amendment Proposal and the Trust Amendment Proposal.

Item 8.01.	Other Events.

Redemption of Shares

In connection with the stockholders’ vote at the Special Meeting, holders of 8,980,535 shares of common stock of the Company exercised their right to redeem their shares for cash at an approximate price of $10.22 per share, for an aggregate payment of approximately $91,803,064, which will be withdrawn from the Company’s trust account to redeem such shares. Following the payment of the redemptions, the trust account will have a balance of approximately $10,421,429.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of an initial business combination or financing and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This Current Report on Form 8-K (the “Current Report”) may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this Current Report are forward-looking statements. When used in this Current Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering and periodic filings filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this Current Report, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Third Amended and Restated Certificate of Incorporation

10.1	Amended and Restated Investment Management Trust Agreement.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACHARI VENTURES HOLDINGS CORP. I

Dated: December 22, 2022

	By:	/s/ Vikas Desai
	Name:	Vikas Desai
	Title:	Chief Executive Officer